Provisions	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Provisions
21. Provisions

	Litigation $m	Insurance reserves $m	Onerous contractual expenditure (note 6) $m	Other $m	Total $m
At 1 January 2019	2	25	—	—	27

Provided, of which $28m is recorded within exceptional items	30	13	—	—	43

Utilised	—	(8)	—	—	(8)

At 31 December 2019	32	30	—	—	62

Reclassification from trade and other payables	2	—	—	—	2

Provided, of which $10m is recorded within exceptional items	7	13	10	4	34

Utilised	(20)	(7)	(3)	—	(30)

Released, of which $9m is recorded within exceptional items	(9)	—	—	—	(9)

Exchange adjustments	—	—	1	—	1

At 31 December 2020	12	36	8	4	60

	2020 $m	2019 $m
Analysed as:

Current	16	40

Non-current	44	22

	60	62

Litigation
The litigation provision is principally related to management’s best estimate of settlements required in respect of lawsuits filed against the Group in the Americas region. The Group expects the provision to be principally utilised within 12 months. There are certain claims that the Group will be able to pursue in relation to these matters, although it is not practicable to quantify the amounts at this point in time.
In 2019, amounts were provided primarily representing management’s best estimate of settlement in respect of a lawsuit filed against the Group in the Americas region, together with the cost of an arbitration award against the Group in the EMEAA region. The amounts utilised in 2020 principally reflect the final resolution of these matters.
The amount released in the year principally relates to the lawsuit within the Americas region (see above) as the Group was able to enforce certain indemnities such that the Group did not have to settle the full amount which had been provided.
Insurance reserves
The Group self-insures certain risks relating to its corporate operations and owned and leased properties, and also acts as third-party insurer for certain risks of its managed hotels. The insurance reserves held mainly relate to general liability, workers compensation, US medical and employment practices liability insurances. The amounts are based on reserves held principally in the Group’s Captive insurance company, and are established using independent actuarial assessments wherever possible, or a reasonable assessment based on past claims experience.
Over and above the actuarially determined reserves, the Group is potentially exposed to claims with individual caps which do not exceed $4m for periods prior to 2011 and up to $40m in aggregate for periods since 2011, noting that actual claims did not differ significantly to estimates in 2020 or 2019.
Amounts utilised within the reserves are paid to a third-party insurer for subsequent settlement with the claimant. In order to protect the third-party insurer against the solvency risk of the Captive, the Group has outstanding letters of credit (see note 31).
In respect of the managed hotels, the Group received insurance premiums of $19m (2019: $19m, 2018: $11m) and incurred claims expense of $16m (2019: $18m, 2018: $10m). Insurance premiums earned are included in Central revenue.
Other
Includes dilapidations provisions and is expected to be utilised over a two to three-year period.